Exhibit 99.2

October 7, 2022

MVW 2022-2 LLC

Marriott Ownership Resorts, Inc. delivered or caused to be delivered loan files to Computershare Trust Company, N.A., as custodian (the “Custodian”) for loans intended for inclusion in a rated securitization transaction referred to as MVW 2022-2 LLC. Marriott Ownership Resorts, Inc. also delivered data for each loan with respect to the loan number, the original loan amount, the interest rate and the maturity date to the Custodian to be reviewed against the loan documents in the loan files. The Custodian loaded the data to a system of record and reviewed the document in each loan file against the data. As indicated below, discrepancies were found in such review:

Document Description	Exception Description	Exception Count
No Findings	N/A	N/A
Total		N/A

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